Exhibit 99.2

              CERTIFICATION PURSUANT TO
               18 U.S.C. SECTION 1350,
          AS ADOPTED PURSUANT TO SECTION 906
          OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of U.S. Gold
Corporation (the "Company") on Form 10-QSB/A for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the November 14, 2002 hereof (the "Report"), I, William
F. Pass, Vice President, Chief Financial Officer and
Secretary of the Company, certify, pursuant to 18
U.S.C. section 1350, as adopted pursuant to section
906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the
requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/William F. Pass
Vice President, Chief Financial Officer and
Secretary
Dated: November 8, 2002